UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

Eagle Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information appearing below under Item 4.02 is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Due to the matters described in Item 4.02 below, on October 1, 2024, Eagle Pharmaceuticals, Inc. (the “Company”) notified the hearings panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company did not anticipate filing its previously anticipated comprehensive Annual Report on Form 10-K for the period ended December 31, 2023, including restated financial information for the period ended June 30, 2023, financial information for the period ended September 30, 2023 and financial statements for the period ended December 31, 2023, a separate Quarterly Report on Form 10-Q for the period ended March 31, 2024, or a separate Quarterly Report on Form 10-Q for the period ended June 30, 2024 by the dates required to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”).

On October 1, 2024, the Company received a notice from the Panel stating that it had determined to delist the Company’s common stock from Nasdaq and, effective at the open of business on October 3, 2024, to suspend trading of the Company’s common stock on Nasdaq, as a result of the Company’s failure to comply with the terms of the previously disclosed extension granted by the Panel to regain compliance with the Listing Rule. Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (“SEC”) after applicable appeal periods have lapsed, which will remove the Company’s securities from listing and registration on Nasdaq. The Company has not requested that the Nasdaq Listing and Hearing Review Council review the Panel’s decision.

Following the suspension of trading in the Company’s common stock on Nasdaq, the Company expects that its common stock will be eligible for trading on the OTC Expert Market. As a result of the foregoing, the price of the Company’s common stock will likely be adversely affected and there will be a decrease in the liquidity of the Company’s common stock.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 27, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, based on the recommendation of, and after consultation with, the Company’s management, concluded that revenue previously recognized related to a sale of PEMFEXY in the second quarter of 2022 did not meet certain criteria of Financial Accounting Standards Board Accounting Standards Codification Topic 606 – Revenue from Contracts with Customers, when originally recorded. The Company previously recognized revenue upon delivery to a wholesale customer but has now determined that revenue from this transaction should be deferred and recognized in later periods to the extent certain criteria have been achieved. As a result, the Audit Committee determined that the Company’s audited financial statements for the fiscal year ended December 31, 2022, and unaudited financial statements for the quarters ended June 30, 2022, September 30, 2022, and March 31, 2023 (collectively, the “Non-Reliance Period”), as previously filed with the SEC, should no longer be relied upon and should be restated. The Company’s management and the Audit Committee have discussed the matters disclosed in this current report on Form 8-K with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm.

As previously disclosed, the Company has been preparing a restatement of its financial statements for the three and six months ended June 30, 2023. In addition, as previously disclosed, the Company’s review and preparation of its financial statements for the quarter ended September 30, 2023, the year ended December 31, 2023 and the quarters ended March 31, 2024 and June 30, 2024 have been delayed and remain ongoing. At this time, the Company has not fully completed its review, and the evaluation of financial statement impacts is ongoing and subject to change.

As a result of the foregoing, the Company expects to conclude that one or more material weaknesses related to the foregoing matters existed in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective for each of the fiscal periods within the Non-Reliance Period, and as of September 30, 2023 and December 31, 2023. In addition, as previously disclosed, the Company has identified material weaknesses in its internal control over financial reporting that existed as of June 30, 2023 and concluded that the Company’s disclosure controls and procedures were ineffective as of June 30, 2023. The Company is continuing to evaluate its internal control over financial reporting and its remediation plan with respect thereto.

The Company is completing its review of the foregoing matters and any other potential items for correction as needed. The Company has not yet determined the impact in each quarter and will re-evaluate the net revenue recognized related to certain sales of PEMFEXY, beginning in the second quarter of 2022 and through the Non-Reliance Period. Any previously issued or filed reports, press releases, earnings releases, stockholder communications, investor presentations or other communications describing the Company’s financial statements, financial results and other related financial information covering the Non-Reliance Period and any information related to the foregoing matters, should no longer be relied upon.

The foregoing expectations are based on preliminary information and subject to change in connection with the completion of the reporting process, review and preparation of the restatement and preparation of the Company's financial statements, and actual results may vary significantly from the foregoing expectations.

Item 8.01	Other Events.

Review of Financing and Other Alternatives

The Company has commenced a review process to evaluate a range of potential financing and other alternatives to strengthen its liquidity position and capital structure.

There is no deadline or definitive timetable for the completion of this process, and there can be no assurance as to its outcome. The Company does not intend to disclose or comment on further developments with respect to this process unless and until it determines that further disclosure is required by law or it otherwise deems appropriate.

Third Amended and Restated Credit Agreement

In addition, under the terms of the Third Amended and Restated Credit Agreement, dated November 1, 2022, among the Company, the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), as amended by that certain Limited Waiver and First Amendment Agreement to the Third Amended and Restated Credit Agreement, dated as of January 12, 2024, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of February 29, 2024, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of May 14, 2024, and as further amended by that certain Limited Waiver and Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of August 26, 2024 (as so amended, the “Credit Agreement”), the Company was required to, among other things, deliver to the Administrative Agent and the Lenders, by not later than September 30, 2024, (a) annual audited financial statements for the fiscal year ended December 31, 2023, reported on by the Company’s independent public accountant (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries in accordance with GAAP, (b) restated quarterly financial statements for the fiscal quarter ended June 30, 2023, (c) quarterly financial statements for the fiscal quarters ended September 30, 2023, March 31, 2024, and June 30, 2024 and (d) concurrently with delivery of each of the financial statements referred to in the foregoing clauses (a) through (c), a certificate by one of its officers that such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries in accordance with GAAP for the respective fiscal period (clauses (a)-(d), the “Existing Reporting Requirements”). As a result of the matters described in Item 4.02 above, the Company is not able to satisfy the Existing Reporting Requirements, which such failure constitutes an event of default under the Credit Agreement.

Further, in connection with the non-reliance determination described in Item 4.02, the Company has concluded that the financial statements for the fiscal periods within the Non-Reliance Period previously delivered to the Administrative Agent and the Lenders did not present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries for the reasons described above and were not prepared in accordance with GAAP, which gave rise to an event of default under the Credit Agreement.

During the continuance of an event of default, the Administrative Agent may, with the consent of the required Lenders, and shall, at the request of the required Lenders, by notice to the Company, terminate undrawn commitments, declare the loans then outstanding to be due and payable in full and/or exercise other remedies available to it, among other things. In addition, the Company’s obligations under the Credit Agreement are secured by a pledge of substantially all of the Company’s and its subsidiaries assets. If the Company is unable to pay its obligations, the Administrative Agent on behalf of the Lenders could proceed to protect and enforce their rights under the Credit Agreement, including by foreclosure on the assets securing the Company’s obligations under the Credit Agreement. If certain bankruptcy related events of default specified in the Credit Agreement occur, the commitments will be terminated and the obligations of the Company under the Credit Agreement will become due and payable automatically without any action by the Administrative Agent or the Lenders. The foregoing would materially and adversely affect the Company’s business and financial condition.

The Company is in discussions with the Lenders regarding the foregoing matters. However, there can be no assurance as to the manner in which these matters will be resolved.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “regain,” “maintain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “goal,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: the expected adjustments to the Company’s financial statements, including the impact of adjustments on the Company’s financial statements; the expected restatement of financial statements; the time and effort required to complete the Company’s financial statements; expectations with respect to filings with the SEC and the timing and content thereof; expectations with respect to the Company’s internal control over financial reporting and disclosure controls and procedures and related remediation; the potential for additional adjustments to the Company’s financial statements; expectations with respect to the Company's stock exchange listing and matters related thereto, including the suspension and delisting process and the expectation for the Company's common stock to trade on the OTC Expert Market; expectations regarding the Company’s process to review potential financing and other alternatives, including the types of arrangements or transactions, if any, that the Company may determine to pursue, the scope and timing of such review process, the potential value of any such arrangements or transactions and the outcome of such review process; the Company’s expectations with respect to its events of default under the Credit Agreement and potential resolution related thereto; and the potential actions that the Administrative Agent on behalf of the lenders could take to protect and enforce their rights under the Credit Agreement. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, which could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to obtain resolution with respect to the events of default under its Credit Agreement; the Company's ability to obtain financing and the timing and potential terms thereof; whether the objectives of the review of potential financing and other alternatives process will be achieved, the terms, structure, benefits and costs of any arrangement or transaction resulting therefrom, and whether any transaction will be consummated at all; the risk that the review of potential financing and other alternatives and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other relationships and on its operating results and business generally; the risk that the review of potential financing and other alternatives could divert the attention and time of the Company’s management; the costs resulting from the review of potential financing and other alternatives; the risk of the Company potentially seeking protection under bankruptcy laws; the anticipated suspension and delisting of the Company’s common stock from Nasdaq; the possibility that the Company will be unable to re-list its common stock on the Nasdaq or other exchange and thereafter continue to comply therewith; the anticipated eligibility for trading of the Company’s common stock on the OTC Expert Market and the limitations on trading of the Company’s common stock related thereto; the impact on the price of the Company’s common stock and the Company’s reputation; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and new Chief Financial Officer and retain key personnel; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the impacts thereof; the Company’s reliance on third parties to manufacture commercial supplies of its products and clinical supplies of its product candidates; the impacts of geopolitical factors such as the conflicts between Russia and Ukraine and Hamas and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation and other legal proceedings and the risk of additional litigation and legal proceedings, including with respect to the matters referenced herein; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and may cause the Company’s actual results and outcomes to materially differ from its estimates and projections; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this current report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024
EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Michael Graves
Michael Graves
Interim Principal Executive Officer